SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)      August 3, 2000


                             Bell Microproducts Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State of Other Jurisdiction of Incorporation)


           0-21528                                    94-3057566
 (Commission File Number)                (I.R.S. Employer Identification No.)


          1941 Ringwood Avenue
         San Jose, California                                     95131
    (Address of Principal Executive Offices)                     (Zip Code)


                                 (408) 451-1685
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2   Acquisition or Disposition of Assets.

         On August 3, 2000, Bell Microproducts Inc. closed on its acquisition of Ideal Hardware, Limited, a United Kingdom company. Bell Microproducts acquired all of the issued share capital of Ideal Hardware Limited from its parent corporation, InterX Media PLC for approximately $27.5 million. A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K. A press release announcing the closing of this acquisition is filed as Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BELL MICROPRODUCTS INC.


Date:  August 16, 2000                      By /s/ Remo E. Canessa
                                               Remo E. Canessa
                                               Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                             BELL MICROPRODUCTS INC.




Exhibit Number    Exhibit Description

     10.1             Stock Purchase Agreement

     99               Press Release